UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

THE PEP BOYS-MANNY, MOE & JACK
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Copies to:
James W. McKenzie, Jr., Esq. Morgan, Lewis & Bockius LLP 1701 Market Street Philadelphia, PA 19103-2921 (215) 963-5134	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation (“Pep Boys” or the “Company”), is filing definitive additional materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its shareholders in connection with its 2015 Annual Meeting of Shareholders to be held on July 10, 2015 and at any and all adjournments, postponements or reschedulings thereof (the “2015 Annual Meeting”). In connection with its 2015 Annual Meeting, Pep Boys filed a definitive proxy statement and a definitive form of WHITE proxy card with the SEC on June 1, 2015.

Investor Presentation

Attached hereto is an investor presentation that Pep Boys is filing with the SEC since it may be deemed to be soliciting material in respect of the solicitation of proxies from shareholders in connection with the 2015 Annual Meeting.

Important Additional Information and Where to Find It

Pep Boys, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Pep Boys shareholders in connection with the matters to be considered at Pep Boys’ 2015 Annual Meeting. On June 1, 2015, Pep Boys filed a definitive proxy statement (the “Proxy Statement”) and definitive form of WHITE proxy card with the SEC in connection with such solicitation of proxies from Pep Boys’ shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY PEP BOYS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including the appendices thereto. Shareholders will be able to obtain, free of charge, copies of the Proxy Statement and any other documents filed by Pep Boys with the SEC in connection with the 2015 Annual Meeting at the SEC’s website (www.sec.gov), at Pep Boys’ website (www.pepboys.com) or by writing to the Company’s Corporate Secretary at The Pep Boys—Manny, Moe & Jack., 3111 West Allegheny Avenue, Philadelphia, PA 19132, or by calling Pep Boys’ Corporate Secretary (215) 430-9169, or by contacting Pep Boys’ proxy solicitor, MacKenzie Partners, Inc., toll free at 1-800-322-2885.

INVESTOR OVERVIEW April 15, 2015

Safe Harbor Statement 2 Certain statements contained herein constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. The words “guidance,” “expect,” “anticipate,” “estimates,” “targets,” “forecasts” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, but are not limited to, management’s expectations regarding implementation of its long-term strategic plan and actions taken or contemplated to enhance shareholder value, future financial performance, automotive aftermarket trends, levels of competition, business development activities, future capital expenditures, financing sources and availability, the effects of regulation and litigation, statements regarding the anticipated proxy contest by GAMCO Asset Management Inc. and the other participants in its solicitation and statements regarding actions taken or contemplated with respect to corporate and board governance. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. The Company’s actual results may differ materially from the results discussed in the forward-looking statements due to factors beyond the control of the Company, including the strength of the national and regional economies, retail and commercial consumers’ ability to spend, the health of the various sectors of the automotive aftermarket, the weather in geographical regions with a high concentration of the Company’s stores, competitive pricing, the location and number of competitors’ stores, product and labor costs, risks related to the actions of GAMCO and its affiliates as well as other activist shareholders, including the amount of related costs incurred by the Company and the disruption caused to the Company’s business activities and the additional factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”). The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Management Team 3 Name Position Experience John Sweetwood Interim Chief Executive Officer Pep Boys Board David Stern Executive Vice President – Chief Financial Officer A.C. Moore Coldwater Creek Delhaize America Chris Adams Senior Vice President – Store Operations We Buy Any Car Enterprise Tom Carey Senior Vice President – Chief Customer Officer Orchard Supply Hardware West Marine Bloomingdale’s Joe Cirelli Senior Vice President – Business Development Pep Boys Jim Flanagan Senior Vice President – Chief Human Resource Officer GSI Commerce Starbucks Starwood Hotels John Kelly Senior Vice President – Chief Merchandising Officer QVC Circuit City Sharp Electronics Macy’s Brian Zuckerman Senior Vice President – General Counsel and Secretary Pepper Hamilton Klehr Harrison

Founders of the Automotive Aftermarket Trusted since 1921 Philadelphia based 568 Supercenters & Superhubs (20-21k sf) 19 opened since 2009 (13-14k sf) 235 Service & Tire Centers (5-6k sf) All opened since 2009 55% Service 34% Do It Yourself 11% Commercial 803 Locations (as of 4/4/2015) 35 States and Puerto Rico $2.1 Billion Revenues (FY 2014) 4

National Store and Distribution Center Network 5

Logistics and Store Base Overview (counts as of 4/4/2015) # Locations 1 4 San Bernardino, CA McDonough, GA Mesquite, TX Chester, NY Plainfield, IN 58 Consolidates inventory Increases sales through same day parts availability Increases margins by reducing outside purchases 510 235 # SKUs ~130,000 ~45,000 ~40,000 ~28,000 ~2,000 Primary Distribution Center Regional Distribution Centers Superhubs Supercenters Service & Tire Centers 6 153 Speed Shops and 456 Commercial programs operate in the Supercenters & Superhubs Includes 18 Discount Tire locations acquired 9/6/13 Typical Parts Lifecycle 2012 2010 2008 2006 2004 2002 2000 1998 1996 1994 1992 1990 1988 1986 1984 1982 1980 1978 1976 1974 1972 Ahead of the Curve Mainstream Behind the Curve

Pep Boys Satisfies All of a Customer’s Automotive Aftermarket Needs Market leader in appearance and performance products and accessories Speed Shops for automotive enthusiasts Provides parts for Service “We install what we sell” Superhubs serve neighboring stores with same-day parts availability “One Call” for parts, tires, equipment and accessories Delivers to Service & Tire Centers Leverages parts inventory to support competitive assortment and pricing DO IT YOURSELF COMMERCIAL SERVICE Full service: tires, maintenance, undercar and underhood Value leader as a result of our parts pricing advantage: “We buy direct from the manufacturers and pass the savings onto our customers” Service & Tire Centers: Convenient for customers Local “my mechanic” Automotive Superstore Support Service Support Parts 7

Macro Environment Primary external drivers for Pep Boys are: Miles driven for tires, maintenance and repairs GDP for discretionary purchases Other factors include: Gas prices Age of vehicles Car sales (new and used) Shift to smaller / lighter vehicles New technologies Our plans assume that the macro-environment continues to stabilize Sources: R. L. Polk & Co, Ward’s Auto, US Bureau of Transportation Statistics Sweet spot is vehicles 5 to 13 years old 8 Vehicle Registrations by Model Year (Millions) 0.3 0.3 0.3 0.3 0.3 0.2 0.3 0.3 0.3 0.2 0.3 0.4 0.4 0.5 0.3 0.3 0.3 0.4 0.7 0.8 1.1 1.1 1.4 1.6 1.8 2.0 2.4 3.1 4.2 5.3 5.5 7.5 8.4 10.3 12.1 12.5 13.8 14.1 14.6 15.0 14.8 14.9 13.8 9.2 11.0 12.2 13.8 14.4 0.0 2.0 4.0 6.0 8.0 10.0 12.0 14.0 16.0 1966 - Older 1967 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Model Year # Light Vehicles (Millions) New Vehicle Sales & Vehicle Miles Traveled 14.1 12.5 13.1 14.2 15.4 15.1 15.5 15.5 16.0 17.4 17.8 17.5 17.1 17.0 17.3 17.4 13.5 10.6 11.8 13.0 14.8 17.0 16.5 15.9 0 2 4 6 8 10 12 14 16 18 20 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 New Vehicle Sales (Millions) 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Vehicle Miles Traveled (Billions) New Vehicle Sales Miles Driven Gasoline Prices Versus Miles Driven -8% -6% -4% -2% 0% 2% 4% 6% 8% Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12 Jan-13 Jul-13 Jan-14 Jul-14 Jan-15 Miles Driven (Year over Year Change) $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 Gasoline Prices Miles Driven Gasoline Prices

Service Presents The Larger Opportunity Service ($197 billion) (1) Industry Characteristics Source: 2015 Digital Aftermarket Factbook. (1) Includes tire sales. Top Competitors’ market share is estimated Service is 4x larger than DIY Service is expected to grow slightly faster than DIY Service is highly fragmented (271,000 Service establishments in the US) DIY had been declining prior to 2007, but benefited from the economic slowdown Consumers continue to shift to Service Cars more complex Lifestyle changes Aging of baby boomers Service consolidation continues Evolving technologies Increasingly capital-intensive High barrier to entry for new players Do It Yourself ($49 billion) 2014 Sales = $246 billion DIY 20% Service & Tires 80% 9 41% 6%

“The Road Ahead” – A Customer Driven Process Loyalty Database (26 million and growing) Primary Research (customer and non-customer) Syndicated Databases Secondary Industry Research Pitney Bowes / Personix Census Data Who they are demographic / psychographic Their relationship with their car Their car “skill set” Where they shop and why What is economic model – market size What is important to them – how we will win their business 10

“The Road Ahead” Opportunity Vision: The best place to shop and care for your car Value gap between price/convenience and perceived quality/experience “The Road Ahead” opportunity - fill the void in the marketplace created by customers’ perception of the gap between the price and convenience of the after-market providers and the quality and experience of the dealerships 11

Customer Segmentation – Extensive Customer Data DIFM Loyalists “I depend on Pep Boys to do right by me and my car” Heavy Hitters “I go to Pep Boys for all my automotive needs, whether it’s parts, accessories or service” Basic Service “Whether it’s Pep Boys or another place, I go wherever I can get in and out quickly” Appearance Matters “Pep Boys helps me keep my ride looking good” DIY Proud “Pep Boys has the parts I need” Segments Based on Rich Customer Data Demographics Lifestyle Car Perspective Retail/Service Behaviors Automotive IQ Media Habits 12

A Company-wide Effort Push Customer Segmentation Learning In All Areas Stores Store experience Digital experience Growth Associates Culture “fit” Customer care Observe & coach Technology Enhance the customer experience Collect customer data Merchandise New products and categories Presentation Assortment Adjacencies Marketing New customers Retention Customized by segment 13

Who We Are What We Believe Vision: The best place to shop and care for your car Mission: People taking care of people and their cars Strategies: Attract, develop and retain the best people Deliver customer experiences that are “beyond expectations” Own the best product assortment and shopping experience Grow where our target customers live, work and shop Tell our story, both internally and externally Values: Putting our customers first puts us in first place Lead, inspire, work together, succeed together and have fun doing it The right way to win is to do the right thing Innovative in ways to serve customers and care for their cars Live the legacy of Manny, Moe & Jack and our car culture 14

Attract, Develop and Retain the Best People Preferred Employer in the automotive aftermarket Selecting the right people Training, development and certification Equipped for success Performance-based compensation TRUST behaviors Be friendly Do it right Show compassion Keep promises Measure and Recognize Customer retention / conversion Customer satisfaction 15 15

Deliver Customer Experiences That Are “Beyond Expectations” Store Experience Distinct from competition Place our target customers would want to go Curb appeal 16

Deliver Customer Experiences That Are “Beyond Expectations” Service area on par with dealerships Heritage and authenticity of brand Modern image and expertise Welcoming and better customer experience 17

Deliver Customer Experiences That Are “Beyond Expectations” Creating Neighborhoods By Customer Type Automotive Accessories for Service Customer Customer Lounge Speed Shop Core DIY Service Bays Wash & Wax Tires Hard Parts 18

Deliver Customer Experiences That Are “Beyond Expectations” Easy to shop Helpful “How To” signage Improved adjacencies 19

Full service provider Over 3,000 ASE certified associates Open 7 days a week National scale; approximately 7,500 service bays State of the art technology Parts sourced directly from manufacturers Savings passed onto customers Own the Best Product Assortment and Shopping Experience Full Service Provider Maintenance products and services Engine and transmission R&R Computer module flashing Tires Alignments Oil changes Brakes Ride control HVAC Starting and charging Tune-ups Engine performance Fuel systems 20

Own The Best Product Assortment and Shopping Experience Automotive Superstore We are the market leader in appearance and performance products and accessories Wash and wax dominance Interior accessories Exterior accessories Performance / speed shops Automotive electronics Light maintenance Fluids Parts, especially late model coverage Tools for DIY customers Fast, professional installation of light DIY products 21

Own The Best Product Assortment and Shopping Experience Speed Shop Remodel existing Supercenters to accommodate Speed Shops 153 Speed Shops in 30 states and Puerto Rico (as of 4/4/2015) Attracts Automotive Enthusiasts - muscle car; import tuner; sport truck; Jeep; diesel; restoration Highlights our competitive point of differentiation Staffed with dedicated enthusiasts Sales and installation of our products Creates destination store in key markets Expands 3-5 mile trade area Largest nationwide speed shop enthusiast “presence” Serves surrounding stores 22

Grow Where Our Target Customers Live, Work and Shop Service & Tire Centers Customer friendly: local “my mechanic” Higher financial return: leverage existing assets Full service: tires, maintenance, undercar, underhood Stock high velocity assortment Convenient to where customers live and work trade area of approximately 3 miles Higher median household income 5 to 15 minutes from supporting Supercenter Individual sites in biggest Pep Boys markets Small chains in other Pep Boys markets Consider chains in new markets opportunistically Model Locations Markets 23

Grow Where Our Target Customers Live, Work and Shop Service & Tire Centers Year 2015 (Projected) 2014 2013 2012 2011 2010 2009 # of Organics 15 19 22 20 20 28 13 # of Acquired 0 0 18 0 98 0 6 Total 15 19 40 20 118 28 19 Sales at acquired Service & Tire Centers continue to grow under our ownership. 235 locations as of 4/4/2015; 249 locations projected by Y/E 2015 24 Acquisition Service & Tire Centers $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 Florida Tire Davco Big 10 My Mechanic Year 1 Year 2 Year 3 Year 4 Average Weekly Sales Per Store (Thru Yr 4) * * * *

Grow Where Our Target Customers Live, Work and Shop Service & Tire Centers – Organic Growth Projected Financials per Store Sales over $1 million EBITDA over $100K Investment under $400K IRR of 15% or greater Targeted Maturity Curve EBITDA neutral run rate at end of year one EBIT neutral run rate at end of year two Mature at end of year three Additional upside after that 25

Grow Where Our Target Customers Live, Work and Shop Growth Leads to Market Density - Orlando Market Pep Boys Supercenters Florida Tire Locations New Service & Tire Centers Big 10 Locations New Supercenters 26

Grow Where Our Target Customers Live, Work and Shop Store Optimization Strategy Low Target Customer Density Underperforming Sales Low Target Customer Density High Sales Performance High Target Customer Density Underperforming Sales High Target Customer Density High Sales Performance Rationalization Candidate Remodel Priority New Store Growth Low Sales High Sales Low Target Customers High Target Customers Lower Priority for Remodel Remodel Priority Relocation Candidate 27

Grow Where Our Target Customers Live, Work and Shop e-SERVE Appointment Scheduling Allows quick and easy scheduling for the wide array of services we offer Designed and optimized for desktop, tablet and mobile devices Date, time and store specific Industry Leading On-line Appointment System 28

Grow Where Our Target Customers Live, Work and Shop On-line Tire Experience Highlights key information consumers want - price, availability and warranty Consumer friendly Good, Better, Best assortment presentation Better Engagement – “Tires Made Easy” 29

Grow Where Our Target Customers Live, Work and Shop On-line Shopping Flexibility Customers can shop with Pep Boys how and when they choose The full catalog of automotive related items are available online for shipment to home or pick up in store 30

Tell Our Story, Both Internally and Externally Customer Centric Model New Brand Positioning Campaign Contact Strategy Based on Customer Segments Broad Reach Media CRM Strategy Digital to Social Local Programs Rich and Growing Customer Database More Customers, Shopping More Often and Buying More 31

Strong CRM Program to Understand and Target Our Key Customers • Members get FREE Services and Rewards • 26 million members and growing • Purchase history • Customer segments • Foundation of our CRM program • High conversion Our Customer Loyalty Program 32

Our Brand Promise is about Trust What customers want from Pep Boys in ranked order: 1. Trust 2. Value 3. Convenience Old Brand Promise New Brand Promise 33

Brand Positioning “TRUST THE BOYS TO GET YOU THERE” Enhance our brand’s position Create an ownable message Emphasize key points of difference (Trust) Deliver clear promotions (Value) 34

Financial Performance (Adjusted) Notes: After-Tax ROIC = EBIT * (1-0.39 tax rate) / (Average Debt + Average Equity – Average Cash) Earnings Per Share is Diluted EPS See next slide for unadjusted financial performance and list of one-time non-recurring charges and gains. 35 Total Revenue (Billions) $2.24 $2.14 $1.93 $1.91 $1.99 $2.06 $2.09 $2.07 $2.08 FY- 2006 FY- 2007 FY- 2008 FY- 2009 FY- 2010 FY- 2011 FY- 2012 FY- 2013 FY- 2014 Operating Margin (target: mid-single-digit) 0.4% -0.8% 3.8% 3.3% 0.1% 0.9% 3.1% 1.9% 1.5% FY- 2006 FY- 2007 FY- 2008 FY- 2009 FY- 2010 FY- 2011 FY- 2012 FY- 2013 FY- 2014 Earnings Per Share ($0.46) ($0.66) $0.38 $0.60 $0.49 $0.20 $0.23 ($0.12) ($0.13) FY- 2006 FY- 2007 FY- 2008 FY- 2009 FY- 2010 FY- 2011 FY- 2012 FY- 2013 FY- 2014 After-Tax ROIC (target: high-single-digit) 0.7% 6.8% 5.9% 0.3% 2.9% 3.5% 5.0% -1.1% 1.8% FY- 2006 FY- 2007 FY- 2008 FY- 2009 FY- 2010 FY- 2011 FY- 2012 FY- 2013 FY- 2014

Financial Performance
(Unadjusted)


Total Revenue (Billions)
$2.24
$2.14
$1.93
$1.91
$1.99
$2.06
$2.09
$2.07
$2.08
FY-2006
FY-2007
FY-2008
FY-2009
FY-2010
FY-2011
FY-2012
FY-2013
FY-2014


Operating Margin
1.3%
-0.8%
-0.5%
3.0%
4.2%
3.2%
0.6%
1.1%
-0.9%
FY-2006
FY-2007
FY-2008
FY-2009
FY-2010
FY-2011
FY-2012
FY-2013
FY-2014


After-Tax ROIC
2.3%
-1.1%
-0.8%
4.8%
7.4%
5.8%
4.8%
2.1%
-1.6%
FY-2006
FY-2007
FY-2008
FY-2009
FY-2010
FY-2011
FY-2012
FY-2013
FY-2014


Earnings Per Share
($0.05)
($0.79)
($0.58)
$0.44
$0.69
$0.54
$0.24
$0.13
($0.51)
FY-2006
FY-2007
FY-2008
FY-2009
FY-2010
FY-2011
FY-2012
FY-2013
FY-2014

List of one-time non-recurring charges and gains:

•**2014**: Includes, on a pre-tax basis, goodwill impairment charge of $23.9 million, store impairment charge of $7.5 million, and a legal charge of $4.0 million, partially offset by a gain on disposition of assets of $13.8 million.

•**2013**: Includes, on a pre-tax basis, asset impairment charge of $7.7 million, debt refinancing expense of $0.4 million and severance expense of $0.7 million.

•**2012:** Includes, on a pre-tax basis, net benefit of $3.9 million comprised $42.8 million of merger termination fees, net of related expenses and a $1.3 million gain from the disposition of assets, mostly offset by a $17.8 million pension settlement charge, a $10.6 million asset impairment charge, $11.2 million of debt refinancing expense and a $0.7 million severance expense.

•**2011**: Includes an aggregate pre-tax charge of $1.6 million for asset impairment. Also includes a tax benefit of $3.6 million due to release of valuation allowances on state net operating loss carry forwards and credits.

•**2010**: Includes a pretax benefit of $5.9 million due to the reduction in reserve for excess inventory which reduced merchandise cost of sales and an aggregate pretax charge of $1.0 million for asset impairment. Also includes a pre-tax gain of $2.5 million from disposition of assets.

•**2009**: Includes a pre-tax charge of $3.1 million for asset impairment. Includes a pre-tax gain from debt retirement of $6.3 million. In addition, includes a net pre-tax gain of $1.3 million from disposition of assets.

•**2008**: Includes an aggregate pre-tax charge of $5.3 million for asset impairment. Includes a pre-tax gain from debt retirement of $3.5 million partially offset by a $1.2 million pre-tax charge for deferred financing costs. Also includes a pre-tax gain of $9.72 million from disposition of assets.

•**2007**: Includes an aggregate pre-tax charge of $11.0 million related to the closure of 31 stores. Includes a pre-tax inventory impairment charge of $32.8 million (cost of sales) for the discontinuance of certain product offerings. Also includes a pre-tax gain of $15.2 million from disposition of assets.

•**2006**: Includes a pre-tax gain of $9.0 million from disposition of assets.

Pep Boys TRUST THE BOYS TO GET YOU THERE.
36

Solid Financial Position Financial Flexibility (FY 2014) $38M cash $196M debt at a favorable rate with maturity of 2018 $17M debt under revolver with maturity of 2016 $14M annual interest expense Real Estate (as of April 4, 2015) 227 owned and operating stores (also 4 non-operating store locations) Appraised value $719M – Q2 2014 Net book value (land and building) $368M – Q4 2014 Net tax value (land and building) $297M – Q4 2014 161 ground leased stores 415 leased stores 4 owned distribution centers 1 leased distribution center 1 owned office building Capital Expenditures of approximately $60M Depreciation and Amortization of approximately $57M Includes amortization of deferred gain from asset sales of approximately $13M 37

38 Financial Performance Opportunities Sales Growth New Store locations – Approximately 15 per year, primarily Service & Tire Centers Strong digital growth in both service and retail – online service appointments, products selected online and installed in stores, products ordered online for ship to home or pick up in store, partnerships with third party marketplaces Comparable store sales growth in the low single digits Rollout of “The Road Ahead” remodels Robust growth in Commercial and fleet businesses Continued maturing of Service & Tire Centers Tire volume improvement Enhanced marketing utilizing the customer database Improved customer engagement Operating margin enhancements Increased initial mark ups (IMUs) driven by price optimization, vendor negotiations and product mix Promotional discipline regarding frequency, depth and breadth of offerings Leverage fixed costs against higher sales – occupancy, store payroll, SG&A

Investment Story “The Road Ahead” Customer centric approach Opportunities for improvement in our base business Solid strategy for growth 39

Important Additional Information 40 Pep Boys, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Pep Boys shareholders in connection with the matters to be considered at Pep Boys’ 2015 Annual Meeting. On June 1, 2015, Pep Boys filed a definitive proxy statement (the “Proxy Statement”) and definitive form of WHITE proxy card with the SEC in connection with such solicitation of proxies from Pep Boys’ shareholders. INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY PEP BOYS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in the Proxy Statement, including the appendices thereto. Shareholders will be able to obtain, free of charge, copies of the Proxy Statement and any other documents filed by Pep Boys with the SEC in connection with the 2015 Annual Meeting at the SEC’s website (www.sec.gov), at Pep Boys’ website (www.pepboys.com) or by writing to the Company’s Corporate Secretary at The Pep Boys—Manny, Moe & Jack., 3111 West Allegheny Avenue, Philadelphia, PA 19132, or by calling Pep Boys’ Corporate Secretary (215) 430-9169, or by contacting Pep Boys’ proxy solicitor, MacKenzie Partners, Inc., toll free at 1-800-322-2885.